Exhibit 10.23

                             BUSINESS PROPERTY LEASE

         THIS LEASE is entered into this 28th day of May, 2002 between F & J Enterprises, Inc. dba Bedford Plaza, Landlord, and I-Trax, Inc. Tenant.

         1. PREMISES. Landlord leases to Tenant the real property located at 3343, 3345, & 3347 North 107th Street (the "Premises"), containing approximately 6,212 square feet of area, on the following terms and conditions.

         2. TERM. This Lease shall be for a term of 5 Years, beginning on the 1st day of June, 2002, and ending on the 31st day of May, 2007, unless terminated earlier as provided in this Lease.

         If for any reason the Premises is delivered to Tenant on any date before or after the term commencement date, rental for the period between the date of possession and the term commencement date shall be adjusted on a pro rata basis. Such earlier or later taking of possession shall not change the termination date of this Lease. This Lease shall not be void or voidable in the event of a late delivery by Landlord, nor shall Landlord be liable to Tenant for any resulting loss or damage.

         3. USE OF PREMISES. The Premises are leased to Tenant, and are to be used by Tenant, for the purposes of business offices, 24 hour call center, and medical advisory and for no other purpose. Tenant agrees to use the Premises in such a manner as to not interfere with the rights of other tenants in the Real Estate, to comply with all applicable governmental laws, ordinances, and regulations in connection with its use of the Premises, including without limitation all environmental laws, to keep the Premises in a clean and sanitary condition, and to use all reasonable precaution to prevent waste, damage, or injury to the Premises.

         4.       RENT.
         (a) Base Rent. The total Base Rent under this Lease is Two Hundred Eighty-Five Thousand Seven Hundred Fifty-Six Dollars ($285,756.00). Tenant agrees to pay rent to Landlord at 3323 North 107th Street or at any other place Landlord may designate in writing, in lawful money of the United States, in monthly installments in advance, on the first day of each month, as follows:

         For the period from June 1, 2002 to May 31, 2005, $4,659.00 per month

         For the period from June 1, 2005 to May 31, 2007, $4,918.00 per month

         For the period from __, __ to __, __, $__ per month

         For the period from __, __ to __, __, $__ per month

         (b) Operating Expenses. In addition to the Base Rent, Tenant shall pay a pro rata share of operating expenses of the real estate of which the Premises are part, parking areas, and grounds ("Real Estate"). "Operating expenses" shall mean all costs of maintaining and operating the Real Estate, including but not limited to all taxes and special assessments levied upon the Real Estate, fixtures, and personal property used by Landlord at the Real Estate, all insurance costs, all costs of labor, material and supplies for maintenance, repair, replacement, and operation of the Real Estate, including but not limited to line painting, lighting, snow removal, landscaping, cleaning, depreciation of machinery and equipment used in such maintenance, repair and replacement, and management costs, including Real Estate superintendents. Operating Expenses shall not include property additions and capital improvements to the real estate, alterations made for specific tenants, depreciation of the Real Estate, debt service on long term debt or income taxes paid by Landlord.
         "Tenant's pro rata share" shall mean the percentage determined by dividing the square feet of the Premises as shown in Paragraph 1, by 30,151 square feet.

         Tenant's pro rata share of the Operating Expenses shall be determined on an annual basis for each calendar year ending on December 31 and shall be pro rated for the number of months Tenant occupied the Premises if Tenant did not occupy the Premises the full year. Tenant shall pay One Thousand Six Hundred Ninety and 06/100 Dollars ($1,690.06) per month, on the first of each month in advance with rent for Tenant's estimated pro rata share of the Operating
Expenses. Landlord may change this amount at any time upon written notice to Tenant. At the end of each year, an analysis of the total year's Operating Expenses shall be presented to Tenant and Tenant shall pay the amount, if any,

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by which the  Tenant's  pro rata share of the  Operating  Expenses  for the year exceeded the amount of the estimated Operating Expenses paid by Tenant . Said amount shall be paid by Tenant to Landlord within thirty (30) days after Tenant's receipt of the statement. In the event this Lease terminates at any time other than the last day of the year, the excess Operating Expenses shall be determined as of the date of termination . If Tenant's payments of estimated Operating Expenses exceed the amount due Landlord for that calendar year, Landlord shall, at its option, provided Tenant is not then in default under this Lease, apply the excess as a credit against Tenant's other obligations under this Lease or promptly refund such excess to Tenant if the term of this Lease has already expired, in either case without interest to Tenant.

         (c) Payment of Rent. Tenant agrees to pay the Base Rent as and when due, together with Tenant's share of the Operating Expenses and all other amounts required to be paid by Tenant under this Lease. In the event of nonpayment of any amounts due under this Lease, whether or not designated as rent, Landlord, shall have all the rights and remedies provided in this Lease or by law for failure to pay rent.

         (d) Late Charge. If the Tenant fails to pay the Base Rent together with the Tenant's share of the Operating Expenses and all other amounts required to be paid by Tenant under this Lease, on or before the fifth day after such payments are due, Tenant agrees to pay Landlord a late charge of Ten (10%) Percent of Total Monthly Base Rent and Operating Expenses.

         (e) Security Deposit. As partial consideration for the execution of this Lease, the Tenant has delivered to Landlord for Landlord's use and possession the sum of Four Thousand Six Hundred Fifty-Nine and 00/100 ($4,659.00) as a Security Deposit. The Security Deposit will be returned to Tenant at the expiration of this Lease if Tenant has fully complied with all covenants and conditions of this Lease.

         5. SERVICES. Landlord shall furnish electricity, sewer, water, and gas line to the premises at Landlord's expense. Tenant shall be responsible for payment of all bills for utilities to the Premises. Landlord shall have the right to discontinue any service during any period for which rent is not promptly paid by Tenant. Landlord shall not be liable for damages, nor shall the rental be abated, for failure to furnish, or delay in furnishing, any service when failure to furnish, or delay in furnishing, is occasioned in whole or in part by needful repairs, renewals, or improvements, or by any strike or labor controversy, or by any accident or casualty whatsoever, or by any unauthorized act or default of any employee of Landlord, or for any other cause or causes beyond the control of Landlord. Tenant shall pay when due, all water, gas, electricity, sewer use fees, incurred at or chargeable to the Premises.

         6. ASSIGNMENT OR SUBLEASE. Tenant shall not assign this Lease or sublet the whole or any part of the Premises, transfer this Lease by operation of law or otherwise, or permit any other person except agents and employees of Tenant to occupy the Premises, or any part thereof, without the prior written consent of Landlord, which consent will not be unreasonably withheld. Landlord may consider certain factors in determining whether to withhold consent including, but not limited to, the following: (a) financial responsibility of the new tenant, (b) identity and business character of the new tenant, (c) nature and legality of the proposed use of the Premises. Landlord shall have the right to assign its interest under this Lease or the rent hereunder.

         7. TENANT'S IMPROVEMENTS. Tenant shall have the right to place partitions and fixtures and make improvements or other alterations in the interior of the Premises at its own expense. Prior to commencing any such work, Tenant shall first obtain the written consent of Landlord for the proposed work. Landlord may, as a condition to its consent, require that the work be done by Landlord's own employees and/or under Landlord's supervision, but at the expense of Tenant, and that Tenant give sufficient security that the Premises will be completed free and clear of liens and in a manner satisfactory to Landlord. Upon termination of this Lease, at Landlord's option, Tenant will repair and restore the Premises to its former condition, at Tenant's expense, or any such improvements, additions, or alterations installed or made by Tenant, except Tenant's trade fixtures, shall become part of the Premises and the property of the Landlord. Tenant may remove its trade fixtures at the termination of this Lease provided Tenant is not then in default and provided further that Tenant repairs any damage caused by such removal.

         8. REPAIRS. Landlord agrees to maintain in good condition, and repair as necessary the foundations, exterior walls and the roof of the Premises.

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         Tenant  agrees  that it will  make,  at its own cost and  expense,  all repairs and replacements to the Premises not required to be made by Landlord, including, but not limited to, all interior and exterior doors, door frames, windows, plate glass, and the heating, air conditioning, plumbing and electrical
systems   servicing  the  Premises.   Tenant  agrees  to  do  all  redecorating,
remodeling, alterations, and painting required by it during the term of the Lease at its own cost and expense, to pay for any repairs to the Premises or the Real Estate made necessary by any negligence or carelessness of Tenant or any of its agents or employees or persons permitted on the Real Estate by Tenant, and to maintain the Premises in a safe, clean, neat, and sanitary condition. Tenant shall be entitled to no compensation for inconvenience, injury, or loss of business arising from the making of any repairs by Landlord, Tenant, or other tenants to the Premises or the Real Estate.

         9. CONDITION OF PREMISES. Except as provided herein, Tenant agrees that no promises, representations, statements, or warranties have been made on behalf of Landlord to Tenant respecting the condition of the Premises, or the manner of operating the Real Estate, or the making of any repairs to the Premises. By taking possession of the Premises, Tenant acknowledges that the Premises were in good and satisfactory condition when possession was taken. Tenant shall, at the termination of this Lease, by lapse of time or otherwise, remove all of Tenant's property and surrender the Premises to Landlord in as good condition as when Tenant took possession, normal wear excepted.

         10. PERSONAL PROPERTY AT RISK OF TENANT. All personal property in the Premises shall be at the risk of Tenant only. Landlord shall not be liable for any damage to any property of Tenant or its agents or employees in the Premises caused by any reason whatsoever, including, without limitation, fire, theft, steam, electricity, sewage, gas or odors, or from water, rain, or snow which may leak into, issue or flow into the Premises from any part of the Real Estate, or from any other place, or for any damage done to Tenant's property in moving same to or from the Real Estate or the Premises. Tenant shall give Landlord, or its agents, prompt written notice of any damage to or defects in water pipes, gas or warming or cooling apparatus in the Premises.

         11. LANDLORD'S RESERVED RIGHTS. Without notice to Tenant, without liability to Tenant for damage or injury to property, person, or business, and without effecting an eviction of Tenant or a disturbance of Tenant's use or possession or giving rise to any claim for set off or abatement of rent, Landlord shall have the right to:

         (a)      Change the name or street address of the Real Estate.
         (b)      Install and maintain signs on the Real Estate.
         (c) Have access to all mail chutes according to the rules of the United States Post Office Department.
         (d) At reasonable times, to decorate, and to make, at its own expense, repairs, alterations, additions, and improvements, structural or otherwise, in or to the Premises, the Real Estate, or part thereof, and any adjacent Real Estate, land, street, or alley, and during such operations to take into and through the Premises or any part of the Real Estate all materials required, and to temporarily close or suspend operation of entrances, doors, corridors, elevators, or other facilities to do so.
         (e)      Possess passkeys to the Premises.
         (f)      Show the Premises to prospective tenants at reasonable times.
         (g) Take any and all reasonable measures, including inspections or the making of repairs, alterations, and additions and improvements to the Premises or to the Real Estate, which Landlord deems necessary or desirable for the safety, protection, operation, or preservation of the Premises or the Real Estate.
         (h) Approve all sources furnishing signs, painting, and/or lettering to the Premises, and approve all signs on the Premises prior to installation thereof.
         (i) Establish rules and regulations for the safety, care, order, operation, appearance, and cleanliness of the Real Estate and to make modifications thereto.

         12. INSURANCE. Tenant shall not use or occupy the Premises or any part thereof in any manner which could invalidate any policies of insurance now or hereafter placed on the Real Estate or increase the risks covered by insurance on the Real Estate or necessitate additional insurance premiums or policies of insurance, even if such use may be in furtherance of Tenant's business purposes. In the event any policies of insurance are invalidated by acts or omissions of Tenant, Landlord shall have the right to terminate this Lease or, at Landlord's option, to charge Tenant for extra insurance premiums required on the Real Estate on account of the increased risk caused by Tenant's use and occupancy of the Premises. Each party hereby waives all claims for recovery from the other for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such policies; provided, that this waiver shall apply only when permitted by the applicable policy of insurance.

         13. INDEMNITY. Tenant shall indemnify, hold harmless, and defend Landlord from and against, and Landlord shall not be liable to Tenant on account of, any and all costs, expenses, liabilities, losses, damages, suits, actions, fines, penalties, demands, or claims of any kind, including reasonable attorney's fees, asserted by or on behalf of any person, entity, or governmental authority arising out of or in any way connected with either (a) a failure by Tenant to perform any of the agreements, terms, or conditions of this Lease required to be performed by Tenant; (b) a failure by Tenant to comply with any laws, statutes, ordinances, regulations, or orders of any governmental authority; or (c) any accident, death, or personal injury, or damage to, or loss or theft of property which shall occur on or about the Premises, or the Real Estate, except as the same may be the result of the negligence of Landlord, its employees, or agents.

         14. LIABILITY INSURANCE. Tenant agrees to procure and maintain continuously during the entire term of this Lease, a policy or policies of commercial general liability insurance from a company or companies acceptable to Landlord, at Tenant's own cost and expense, insuring Landlord and Tenant from all claims, demands or actions; such policy or policies shall in addition to insuring Tenant protect and name the Landlord and Landlord's managing agent as additional Insured and shall provide coverage in a combined single limit per occurrence of at least $1,000,000.00 for claims, demands or actions for bodily injury, death or property damage made by or on behalf of any person or persons, firm or corporation arising from, related to, or connected with the conduct and operation of Tenant's business in the Premises, or arising out of and connected with the use and occupancy of the Real Estate by the Tenant. All such insurance shall provide that Landlord shall be given a minimum of ten (10) days notice by the insurance company prior to cancellation, termination or change of such insurance. Tenant shall provide Landlord with copies of the policies or certificates evidencing that such insurance in full force and effect and stating the term and provisions thereof. If Tenant fails to comply with such requirements for insurance, Landlord may, but shall not be obligated to, obtain such insurance and keep the same in effect, and Tenant agrees to pay Landlord, upon demand, the premium cost thereof.

         15. DAMAGE BY FIRE OR OTHER CASUALTY. If, during the term of this Lease, the Premises shall be so damaged by fire or any other cause except Tenant's negligent or intentional act so as to render the Premises untenantable, the rent shall be abated while the Premises remain untenantable; and in the event of such damage, Landlord shall elect whether to repair the Premises or to cancel this Lease, and shall notify Tenant in writing of its election within sixty (60) days after such damage. In the event Landlord elects to repair the Premises, the work or repair shall begin promptly and shall be carried on without unnecessary delay. In the event Landlord elects not to repair the Premises, the Lease shall be deemed canceled as of the date of the damage. Such damage shall not extend the Lease term.

         16. CONDEMNATION. If the whole or any part of the Premises shall be taken by public authority under the power of eminent domain, then the term of this Lease shall cease on that portion of the Premises so taken, from the date of possession, and the rent shall be paid to that date, with a proportionate refund by Landlord to Tenant of such rent as may have been paid by Tenant in advance. If the portion of the Premises taken is such that it prevents the practical use of the Premises for Tenant's purposes, then Tenant shall have the right either (a) to terminate this Lease by giving written notice of such termination to Landlord not later than thirty (30) days after the taking, or (b) to continue in possession of the remainder of the Premises, except that the rent shall be reduced in proportion to the area of the Premises taken. In the event of any taking or condemnation of the Premises, in whole or in part, the entire resulting award of damages shall be the exclusive property of Landlord, including all damages awarded as compensation for diminution in value to the leasehold, without any deduction for the value of any unexpired term of this Lease, or for any other estate or interest in the Premises now or hereafter vested in Tenant.

         17. DEFAULT OR BREACH. Each of the following events shall constitute a default or a breach of this Lease by Tenant:

         (a) If Tenant fails to pay Landlord any rent or other payments when due hereunder;

         (b)      If Tenant vacates or abandons the Premises;

         (c) If Tenant files a petition in bankruptcy or insolvency or for reorganization under any bankruptcy act, or voluntarily takes advantage of any such act by answer or otherwise, or makes an assignment for the benefit of creditors;

         (d) If involuntary proceedings under any bankruptcy or insolvency act shall be instituted against Tenant, or if a receiver or trustee shall be appointed of all or substantially all of the property of Tenant, and such proceedings shall not be dismissed or the receivership or trusteeship vacated within thirty (30) days after the institution or appointment; or

         (e) If Tenant fails to perform or comply with any other term or condition of this Lease, or any of the rules and regulations established by Landlord, and if such nonperformance shall continue for a period of ten (10) days after notice thereof by Landlord to Tenant, time being of the essence.

         18. EFFECT OF DEFAULT. In the event of any default or breach hereunder, in addition to any other right or remedy available to Landlord, either at law or in equity, Landlord may exert any one or more of the following rights:

         (a) Landlord may re-enter the Premises immediately and remove the property and personnel of Tenant, and shall have the right, but not the obligation, to store such property in a public warehouse or at a place selected by Landlord, at the risk and expense of Tenant.

         (b) Landlord may retake the Premises and may terminate this Lease by giving written notice of termination to Tenant. Without such notice, Landlord's retaking will not terminate the Lease. On termination, Landlord may recover from Tenant all damages proximately resulting from the breach, including the cost of recovering the Premises and the difference between the rent due for the balance of the Lease term as though the Lease had not been terminated and the fair market rental value of the Premises for the balance of the Lease term as though the Lease had not been terminated which sum shall be immediately due Landlord from Tenant.

         (c) Landlord may relet the Premises or any part thereof for any term without terminating this Lease, at such rent and on such terms as it may, choose. Landlord may make alterations and repairs to the Premises. In addition to Tenant's liability to Landlord for breach of this Lease, Tenant shall be liable for all expenses of the reletting, for any alterations and repairs made, and for the rent due for the balance of the Lease term, which sum shall be immediately due Landlord from Tenant. The amount due Landlord will be reduced by the net rent received by Landlord during the remaining term of this Lease from reletting the Premises or any part thereof. If during the remaining term of this Lease Landlord receives more than the amount due Landlord under this sub-paragraph, the Landlord shall pay such excess to Tenant, but only to the extent Tenant has actually made payment pursuant to this sub-paragraph.

         19. SURRENDER - HOLDING OVER. Tenant shall, upon termination of this Lease, whether by lapse of time or otherwise, peaceably and promptly surrender the Premises to Landlord. If Tenant remains in possession after the termination of this Lease, without a written lease duly executed by the parties, Tenant shall be deemed a trespasser. If Tenant pays, and Landlord accepts, rent for a period after termination of this Lease, Tenant shall be deemed to be occupying the Premises only as a tenant from month to month, subject to all the terms, conditions, and agreements of this Lease, except that the rent shall be two times the monthly rent specified in the lease immediately before termination.

         20. SUBORDINATION AND ATTORNMENT. Landlord reserves the right to place liens and encumbrances on the Premises superior in lien and effect to this Lease. This Lease, and all rights of Tenant hereunder, shall, at the option of Landlord, be subject and subordinate to any liens and encumbrances now or hereafter imposed by Landlord upon the Premises or the Real Estate or any part thereof, and Tenant agrees to execute, acknowledge, and deliver to Landlord, upon request, any and all instruments that may he necessary or proper to subordinate this Lease and all rights herein to any such lien or encumbrance as may be required by Landlord.

         In the event any proceedings are brought for the foreclosure of any mortgage on the Premises, Tenant will attorn to the purchaser at the foreclosure sale and recognize such purchaser as the Landlord under this Lease. The purchaser, by virtue of such foreclosure, shall be deemed to have assumed, as substitute Landlord, the terms and conditions of this Lease until the resale or other disposition of its interest. Such assumption, however, shall not be deemed in acknowledgment by the purchaser of the validity of any then existing claims of Tenant against the prior Landlord.

         Tenant agrees to execute and deliver such further assurances and other documents, including a new lease upon the same terms and conditions contained herein, confirming the foregoing, as such purchaser may reasonably request. Tenant waives any right of election to terminate this Lease because of any such foreclosure proceedings.

         21. NOTICES. Any notice or demands given hereunder shall be in writing and personally delivered or sent by first class mail postage prepaid to Landlord at 3323 North 107th Street, Omaha, NE 68134 and also to Tenant at I-Trax, 130 North 18th Street, Suite 2615, Philadelphia, PA 19103 or at such other address as either party may from time to time designate in writing. Each such notice shall be deemed to have been given at the time it shall be personally delivered to such address or deposited in the United States mail in the manner prescribed herein.

         22. COMPLIANCE WITH ADA. Tenant shall be responsible for all costs of complying with the Americans with Disabilities Act (ADA) and all similar laws and regulations within the Premises, including the removal of barriers which do not necessitate the removal or modification of load-bearing walls.

         23. SUBSTITUTION OF OTHER PREMISES. Landlord may upon thirty days notice to Tenant substitute for the Premises other premises in the Real Estate (the "New Premises"), provided that the New Premises shall be reasonably usable for Tenant's business hereunder; and, if Tenant is already in occupancy of the Premises, then in addition Landlord shall pay the reasonable expenses of moving Tenant from the Premises to the New Premises and for improving the New Premises so that they are substantially similar to the Premises.

         24.      MISCELLANEOUS.

         (a) Binding on Assigns. All terms, conditions, and agreements of this Lease shall be binding upon, apply, and inure to the benefit of the parties hereto and their respective heirs, representatives, successors, and permitted assigns.

         (b) Amendment in Writing. This Lease contains the entire agreement between the parties and may be amended only by subsequent written agreement.

         (c) Waiver - None. The failure of Landlord to insist upon strict performance of any of the terms, conditions and agreements of this Lease shall not be deemed a waiver of any of its rights or remedies hereunder and shall not be deemed a waiver of any subsequent breach or default of any of such terms, conditions, and agreements. The doing of anything by Landlord which Landlord is not obligated to do hereunder shall not impose any future obligation on Landlord nor otherwise amend any provisions of this Lease.

         (d) No Surrender. No surrender of the Premises by Tenant shall be effected by Landlord's acceptance of the keys to the Premises or of the rent due hereunder, or by any other means whatsoever, without Landlord's written acknowledgment that such acceptance constitutes a surrender.

         (e) Captions. The captions of the various paragraphs in this Lease are for convenience only and do not define, limit, describe, or construe the contents of such paragraphs.

         (f) Applicable Law. This Lease shall be governed by and construed in accordance with the laws of the State of Nebraska.

         (g) Partial Invalidity. If any provision of this Lease is invalid or unenforceable to any extent, then that provision and the remainder of this Lease shall continue in effect and be enforceable to the fullest extent permitted by law.

         25. BROKERS. The brokers involved in this transaction are:
                  Agent for Landlord _________________
                  Agent for Tenant _________________
                  Dual   agent    representing    both   Landlord   and   Tenant
                  _________________
                  Landlord and Tenant acknowledge that _____ is being paid a fee by Landlord and this fee will be shared by the Brokers based on their separate agreement.
                  Landlord and Tenant will each compensate their respective Brokers.

26.      OTHER PROVISIONS.

         (a) Landlord will make any major repairs for HVAC for one cooling cycle and one heating cycle at no cost to the Tenant. This does not include any general maintenance work (i.e. changing the filters, etc.).

         (b) Tenant Improvement/Buildout Allowance: If Tenant signs the personal guarantee, Landlord will provide Tenant with a Tenant Improvement Allowance of $30,000.00 at a rate of Eight and one-half percent (8.5%) per annum, payable monthly and fully amortizing over two (2) years. No prepayment penalty will be required of Tenant. See attached Addendum A for Amortization Schedule.

Any additional provisions of this Lease shall be in writing and attached as an addendum hereto.

Until this Lease is executed on behalf of all parties hereto, it shall be construed as an offer to lease by Tenant to Landlord.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease the day and year first above written.

F& J Enterprises, Inc. dba Bedford Plaza    I-Trax, Inc.
----------------------------------------    ------------
LANDLORD                                    TENANT

BY:      /s/ illegible                      BY:      /s/ John Blazek
   -------------------------------                ------------------------------

ITS:                                        ITS:     Office of the President
   -------------------------------                ------------------------------

                                            BY:      /s/ Carol Rehtmeyer
                                                  ------------------------------

                                            ITS:     Office of the President
                                                  ------------------------------

PERSONAL GUARANTEE

         The undersigned hereby absolutely and unconditionally guarantee unto the Landlord the payment of Thirty Thousand ($30,000.00) dollars as referenced in Paragraph 26 (b) and agree that this liability shall not be released or affected by an extension of time for payment, by any forbearance by the Landlord, or by any assignment or modification of this lease.

         Dated this 29 day of May , 2002.

BY:      /s/ John Blazek                    BY:      /s/ Carol Rehtmeyer
    ------------------------------               -------------------------------

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NAME                                        NAME

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STREET ADDRESS                              STREET ADDRESS

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                                            CITY, STATE, ZIP